Your Great American Insurance Policy
CrimeInsurancecom

2013 Great American Insurance Company is an equal opportunity provider 301 E Fourth Street Cincinnati OH 45202 0790FIC
713 The numbers tell the story
There are over 3000 property
and casualty insurance
companies in the United States
Only 50
 are included on the Wards 50 List for safety consistency and performance
Only 4 have been rated A or better by AM Best for

over 100 years
Only 2 are on both lists
Great American Insurance
 Company is 1 of the two
Source Ward Group 2012 Wards 50
Property and Casualty Companies and AM Best Great American
 Insurance Company is rated A Excellent by AM Best as of
 February 22 2013 0790FIC 713
GreatAmericanInsuranceGroup
com
 B0  11182014  FS 2346264 06 00 Great American Insurance
Company
402775

B0 11182014  FS 2346264 06 00
IMPORTANT
NOTICE
FIDELITY  CRIME CLAIMS DEPARTMENT


Should this account
 have a potential claim situation please contact


Fidelity
 Crime Claims Department
Great American Insurance Group
Five
 Waterside Crossing
Windsor CT 06095


860 2987330
860
6888188 fax
CrimeClaims gaic com

SDM 683 Ed 0312
Page 1 of 1
SR F9808 Ed 08 95

INVESTMENT COMPANY BOND

GREAT AMERICAN INSURANCE COMPANY


A Stock Insurance Company
 Herein Called the Underwriter

DECLARATIONS
Bond No FS
2346264 06 00

Item 1 Name of Insured herein called Insured
 Small Cap Value Fund Inc

Principal Address
8150 N Central
 Expressway M1120
Dallas TX 752061815

Item 2 Bond Period
 from 1201 am 12262014 to 1201 am 12262015 the
effective date of the termination or
cancellation of this
Bond standard time at the Principal Address as to each of said dates

Item 3 Limit of Liability Subject to Sections
 9 10 and 12 hereof

Amount applicable to

Limit of Liability
 Deductible
Insuring Agreement A Fidelity  250000

Insuring Agreement B On Premises  250000  5000
Insuring
 Agreement C In Transit  250000  5000
Insuring Agreement
 D Forgery or Alteration  250000  5000
Insuring Agreement
 E Securities  250000  5000
Insuring Agreement
F Counterfeit Currency  250000  5000
Insuring Agreement
 G Stop Payment  100000  5000
Insuring Agreement
 H Uncollectible Items of Deposit  100000  5000

Insuring Agreement I Audit Expense  100000  5000
Insuring
 Agreement J Telefacsimile Transmissions  250000  5000

Insuring Agreement K Unauthorized Signatures  100000  5000


Optional Insuring Agreements and Coverages

Insuring Agreement
L Computer Systems  250000  5000
Insuring Agreement
M Automated Phone Systems  Not Covered  NA

If Not Covered
 is inserted above opposite any specified Insuring Agreement or Coverage such Insuring
Agreement or Coverage and any other
reference thereto in this Bond shall be deemed to be deleted therefrom

MEFS1131 Ed 0311

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402775

Item 4
Offices or Premises CoveredOffices acquired or established subsequent to the effective date of this Bond are covered according to the terms of General Agreement A All the
 Insureds offices or premises in existence at the time this
 Bond becomes effective are covered under this Bond except the offices or premises located as follows

NA

Item 5 The
liability of the Underwriter is subject to the terms of the
 following Riders attached hereto
See Form FI8801

Item
6 The Insured by the acceptance of this Bond gives to the Underwriter terminating or cancelling prior Bonds or

Policyies Nos
FS 2346264 05
such termination or
cancellation to be effective as of the time this Bond becomes effective


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Page 2 of 2

SR F9808 Ed 08 95


INVESTMENT COMPANY BOND


The Underwriter in consideration of an agreed premium and subject to the Declarations made a part hereof the General

Agreements Conditions and Limitations and other terms of this Bond agrees with the Insured in accordance with

Insuring Agreements hereof to which an amount of insurance
 is applicable as set forth in Item 3 of the Declarations and with respect to loss sustained by the Insured at any time but discovered during the Bond period to indemnify and hold harmless the Insured for

INSURING AGREEMENTS


A FIDELITY
Loss resulting from any dishonest or fraudulent acts

including Larceny or Embezzlement committed by an


Employee committed anywhere and whether

committed alone or
 in collusion with others including

loss of Property resulting
 from such acts of an

Employee which Property is held by the
 Insured for

any purpose or in any capacity and whether so held


gratuitously or not and whether or not the Insured is

liable
 therefor

Dishonest or fraudulent acts as used in this Insuring

Agreement shall mean only dishonest or fraudulent


acts committed by such Employee with the manifest

intent


a
to cause the Insured to sustain such loss and b to obtain financial benefit for the Employee or for any other person or organization intended by the
Employee to receive
 such benefit other than
salaries commissions fees bonuses
 promotions
awards profit sharing pensions or other employee

benefits earned in the normal course of
employment
B ON
 PREMISES
Loss of Property occurring with or without negligence


or violence through robbery burglary Larceny theft

holdup
 or other fraudulent means misplacement

mysterious unexplainable
disappearance damage

thereto or destruction thereof abstraction or removal

from the possession custody or control of the Insured


and loss of subscription conversion redemption or

deposit
privileges through the misplacement or loss of

Property while
the Property is or is supposed or

believed by the Insured to be
 lodged or deposited

within any offices or premises located
anywhere

except in an office listed in Item 4 of the Declarations


or amendment thereof or in the mail or with a carrier

for hire
 other than an armored motor vehicle company for the purpose of transportation

Offices and Equipment

1
Loss of or damage to
 furnishings fixtures
stationary supplies or equipment within
 any of the
Insureds offices covered under this Bond caused
by
 Larceny or theft in or by burglary robbery or
holdup of such
 office or attempt thereat or by
vandalism or malicious mischief
 or
2
loss through damage to any such office by Larceny or theft in or by burglary robbery or holdup of such office or attempt thereat
C IN TRANSIT
Loss of Property occurring with or without negligence

or violence through robbery Larceny theft holdup


misplacement mysterious unexplainable

disappearance being lost
or otherwise made away

with damage thereto or destruction thereof and loss

of subscription conversion redemption or deposit


privileges through the misplacement or loss of

Property while
 the Property is in transit anywhere in

the custody of any person
 or persons acting as

messenger except while in the mail or with a carrier

for hire other than an armored motor vehicle

company
 for the purpose of transportation such

transit to begin
 immediately upon receipt of such

Property by the transporting
 person or persons and to

end immediately upon delivery thereof
 at destination

D FORGERY OR ALTERATION
Loss through FORGERY
 or ALTERATION of on or in

any bills of exchange checks drafts
 acceptances

certificates of deposit promissory notes or other


written promises orders or directions to pay sums

certain in
money due bills money orders warrants

orders upon public
treasuries letters of credit written

instructions advices or
 applications directed to the

MEFS1132 Ed 0311

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Insured authorizing
 or acknowledging the transfer
payment delivery or receipt of
funds or Property
which instructions or advices or applications
 purport to
have been signed or endorsed by any customer of the

Insured shareholder or subscriber to shares whether certificated or uncertificated of any Investment
Company or by any financial
 or banking institution or
stockbroker but which instructions
 advices or
applications either bear the forged signature or

Endorsement or have been altered without the knowledge and consent of such customer shareholder
or subscriber to shares whether
certificated or
uncertificated of an Investment Company financial
 or
banking institution or stockbroker withdrawal orders or

receipts for the withdrawal of funds or Property or receipts or certificates of deposit for Property and bearing the name of the
 Insured as issuer or of
another Investment Company for which the
 Insured
acts as agent excluding however any loss covered under
 Insuring Agreement F hereof whether or not coverage for Insuring
 Agreement F is provided for in
the Declarations of this Bond

Any
 check or draft a made payable to a fictitious

payee and endorsed
in the name of such fictitious

payee or b procured in a
transaction with the maker

or drawer thereof or with one acting
 as an agent of

such maker or drawer or anyone impersonating


another and made or drawn payable to the one so

impersonated
and endorsed by anyone other than the

one impersonated shall
 be deemed to be forged as to

such Endorsement

Mechanically
reproduced facsimile signatures are
treated the same as handwritten
 signatures

E SECURITIES
Loss sustained by the Insured including
 loss sustained
by reason of a violation of the constitution bylaws, rules or regulations of any Self Regulatory
Organization
 of which the Insured is a member or
which would have been imposed
 upon the Insured by
the constitution, bylaws, rules or regulations
 of any
Self Regulatory Organization if the Insured had been a member thereof

1
through the Insureds having in good faith and in

the course of business whether for its own account or for the account of others in any
representative fiduciary agency or
any other
capacity either gratuitously or otherwise purchased or otherwise acquired accepted or received or sold or delivered or given any value
extended any credit or assumed any liability
 on
the faith of or otherwise acted upon any securities documents or other written instruments

which prove to have been


a
counterfeited or
b
forged as to the signature of any maker

drawer issuer endorser assignor lessee
transfer agent or
registrar acceptor surety or
guarantor or as to the signature
 of any person
signing in any other capacity or
c
raised or
 otherwise altered or lost or stolen
or
2
through the Insureds
 having in good faith and in
the course of business guaranteed in
 writing or
witnessed any signatures whether for valuable consideration
 or not and whether or not such
guaranteeing or witnessing is ultra
vires the
Insured upon any transfers assignments bills of sale powers of attorney guarantees
Endorsements or other obligations upon
 or in
connection with any securities documents or other written
 instruments and which pass or purport to pass title to such securities documents or other
written instruments EXCLUDING losses caused by
FORGERY or ALTERATION of on or in those
instruments covered under
 Insuring Agreement D
hereof
Securities documents or other written
instruments

shall be deemed to mean original including original


counterparts negotiable or nonnegotiable agreements

which in and
 of themselves represent an equitable

interest ownership or debt
 including an assignment

thereof which instruments are in the ordinary course of

business transferable by delivery of such agreements

with
any necessary Endorsement or assignment

The word counterfeited as
 used in this Insuring

Agreement shall be deemed to mean any security


document or other written instrument which is intended

to deceive and
 to be taken for an original

Mechanically reproduced facsimile
signatures are
treated the same as handwritten signatures


F COUNTERFEIT CURRENCY
Loss through the receipt by the Insured
 in good faith

of any counterfeited money orders or altered paper


currencies or coin of the United States of America or

Canada issued
 or purporting to have been issued by

the United States of America
 or Canada or issued

pursuant to a United States of America or Canadian


statute for use as currency

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G STOP PAYMENT
Loss against any and all sums
 which the Insured shall

become obligated to pay by reason of the Liability


imposed upon the Insured by law for damages

For having either complied
with or failed to comply
with any written notice of any customer

shareholder or subscriber of the Insured or any Authorized Representative of such customer
shareholder or subscriber to stop payment of any check
 or draft made or drawn by such customer
shareholder or subscriber or
any Authorized
Representative of such customer shareholder or subscriber
 or

For having refused to pay any check or draft made or drawn by any customer shareholder or subscriber of the Insured or any Authorized

Representative of such customer shareholder or subscriber


H UNCOLLECTIBLE ITEMS OF DEPOSIT
Loss resulting from payments of
dividends or fund

shares or withdrawals permitted from any customers


shareholders or subscribers account based upon

Uncollectible items of
 Deposit of a customer

shareholder or subscriber credited by the Insured or

the Insureds agent to such customers shareholders

or
subscribers Mutual Fund Account or

loss resulting from any item of
Deposit processed

through an Automated Clearing House which is

reversed
 by the customer shareholder or subscriber

and deemed uncollectible by
 the Insured

Loss includes dividends and interest accrued not to

exceed
 15 of the Uncollectible items which are

deposited.

This Insuring
Agreement applies to all Mutual Funds

with exchange privileges if
all Funds in the

exchange program are insured by a Great American


Insurance Company of Cincinnati OH for Uncollectible

Items of Deposit
 Regardless of the number of

transactions between Funds the minimum
number of

days of deposit within the Funds before withdrawal as


declared in the Funds prospectus shall begin from

the date a deposit
was first credited to any Insured

Funds

I
AUDIT EXPENSE
Expense
incurred by the Insured for that part of the

costs of audits or
 examinations required by any

governmental regulatory authority to
 be conducted

either by such authority or by an independent

accountant
 by reason of the discovery of loss

sustained by the Insured through
any dishonest or

fraudulent acts including Larceny or Embezzlement


of any of the Employees The total liability of the

Underwriter for
such expense by reason of such acts

of any Employee or in which such
 Employee is

concerned or implicated or with respect to any one

audit
 or examination is limited to the amount stated

opposite Audit Expense
 in Item 3 of the Declarations

it being understood however that such
 expense shall

be deemed to be a loss sustained by the Insured

through
 any dishonest or fraudulent acts including

Larceny or Embezzlement
 of one or more of the

Employees and the liability under this paragraph shall

be in addition to the Limit of Liability stated in Insuring


Agreement A in Item 3 of the Declarations

J TELEFACSIMILE
TRANSMISSIONS
Loss resulting by reason of the Insured having


transferred paid or delivered any funds or Property

established
 any credit debited any account or given

any value relying on any
 fraudulent instructions sent

by a customer or financial institution
 by Telefacsimile

Transmission directed to the Insured authorizing or

acknowledging the transfer payment or delivery of

funds or
property the establishment of a credit

debiting of any account
 or the giving of value by the

Insured but only if such telefacsimile
 instructions

i
bear a valid test key exchanged between the Insured
 and a customer or another financial
institution with authority to use
 such test key for
Telefacsimile instructions in the ordinary course of

business but which test key has been wrongfully obtained by a person who was not authorized to
initiate make validate or authenticate a test key arrangement and ii fraudulently purport to have been sent by such
customer or financial institution but which telefacsimile instructions are transmitted without the knowledge or consent of such customer or financial institution by a person other than such customer or financial institution and which bear a forged signature
Telefacsimile
 means a system of transmitting

written documents by electronic signals
over

MEFS1132 Ed 0311

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402775


telephone lines to equipment maintained by the order draft made or drawn on a customers account
Insured within its communication room
 for the which bears the signature or Endorsement of one other purposes of reproducing a copy of said document than a person whose name and signature is on the
It does not mean electronic communication sent application on file with the Insured as a signatory on by Telex TWC or electronic mail or Automated such account
Clearing House

It
shall be a condition precedent to the Insureds

K UNAUTHORIZED
SIGNATURES
right to recovery under this Insuring Agreement that the
 Insured shall have on file signatures of all Loss resulting directly from the Insured having persons who are authorized signatories on such accepted paid or cashed any check or withdrawal account

GENERAL
 AGREEMENTS

A ADDITIONAL OFFICES OR EMPLOYEESCONSOLIDATION
OR
MERGERNOTICE
1
If the Insured shall while this Bond is in force

establish any additional office or offices such office or offices shall be automatically covered
hereunder from the dates of their
establishment
respectively No notice to the Underwriter of an

increase during any premium period in the number of offices or in the number of Employees at any of
the offices covered hereunder
 need be given and
no additional premium need be paid for the

remainder of such premium period
2
If an Investment Company
named as Insured
herein shall while this Bond is in force merge or consolidate with or purchase the assets of another institution coverage for such acquisition shall apply automatically from the date of acquisition
The Insured shall notify the Underwriter
 of such
acquisition within 60 days of said date and an additional
 premium shall be computed only if such
acquisition involves additional
 offices or
employees
B WARRANTY
No statement made by or on behalf
 of the Insured

whether contained in the application or otherwise shall

be deemed to be a warranty of anything except that it

is true to
 the best of the knowledge and belief of the

person making the statement


C COURT COSTS AND ATTORNEYS FEES
Applicable to all Insuring
 Agreements or
Coverages now or hereafter forming part of this Bond

The Underwriter will Indemnify the Insured against court costs and reasonable attorneys fees incurred

and paid by the Insured in
defense whether or not
successful whether or not fully litigated
 on the merits
and whether or not settled of any suit or legal

proceeding brought against the Insured to enforce the Insureds liability or alleged liability on account of any loss claim or damage which if established against the Insured would constitute a loss sustained by the
Insured covered under the terms of this Bond

provided however that with respect to Insuring
Agreement A this
 indemnity shall apply only in the
event that

1
an Employee admits
 to being guilty of any
dishonest or fraudulent acts including
Larceny or
Embezzlement or
2
an Employee is adjudicated to be
guilty of any
dishonest or fraudulent acts including Larceny or

Embezzlement
3
in the absence of 1 or 2 above an arbitration

panel agrees after a review of an agreed statement of facts that an Employee would be
found guilty of dishonesty if such Employee
 were
prosecuted
The Insured shall promptly give notice to the

Underwriter of any such suit or legal proceeding and at the request of the Underwriter shall furnish it with copies of all pleadings and other papers therein At the
Underwriters election the Insured
shall permit the
Underwriter to conduct the defense of such suit or

legal proceeding in the Insureds name through attorneys of the
 Underwriters selection In such event
the Insured shall give all
 reasonable information and
assistance which the Underwriter shall
deem
necessary to the proper defense of such suit or legal proceeding


If the Insureds liability or alleged liability is greater than the amount recoverable under this Bond or if a Deductible Amount is applicable the liability of the

MEFS1132 Ed 0311

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402775

Underwriter under this
General Agreement is limited to D FORMER EMPLOYEE that percentage of litigation expense determined by
pro ration of the Bond limit
of liability to the amount Acts of Employee as defined in this Bond are
claimed after the application of any deductible This covered under Insuring Agreement A only while the litigation expense will be in addition to the Limit of Employee is in the Insureds employ
 Should loss
Liability for the applicable Insuring Agreement involving a former Employee of the Insured be discovered subsequent to the
termination of
employment coverage would still apply under Insuring

Agreement A if the direct proximate cause of the loss occurred while the former Employee performed duties within the scope of hisher employment

THE FOREGOING INSURING AGREEMENTS AND
GENERAL AGREEMENTS
 ARE SUBJECT TO
THE FOLLOWING CONDITIONS AND
LIMITATIONS


SECTION
 1 DEFINITIONS

The following terms as used in this Bond shall have
 he
respective meanings stated in this Section

a
Employee means

1
any of the Insureds officers partners or employees and

2
any of the officers or employees of any
predecessor of the Insured
 whose principal
assets are acquired by the Insured by
consolidation
 or merger with or purchase of
assets of capital stock of such
predecessor
and
3
attorneys retained by the Insured to perform

legal services for the Insured and the
employees of such attorneys
 while such
attorneys or the employees of such attorneys
are
performing such services for the Insured
and
4
guest students
 pursuing their studies or duties
in any of the Insureds offices
and
5
 directors or trustees of the Insured the investment advisor underwriter distributor
transfer agent or shareholder accounting

record keeper or administrator authorized by written agreement to keep financial andor
other required records but only while

performing acts coming within the scope of the usual duties of an officer or employee or while
acting as a member of any committee
 duly
elected or appointed to examine or audit or have custody of or access to the Property of
the Insured and

6
any individual or
individuals assigned to
perform the usual duties of an employee
within
the premises of the Insured by contract or by
any agency
furnishing temporary personnel on
a contingent or parttime basis
 and
7
each natural person partnership or
corporation authorized
 by written agreement
with the Insured to perform services as

electronic data processor of checks or other
accounting records
of the Insured but
excluding any such processor who acts as
transfer
 agent or in any other agency capacity
in issuing checks drafts or
 securities for the
Insured unless included under Subsection
9
hereof and
8
those persons so designated in section 15

Central Handling of Securities and
9
any officer partner or
Employee of
a
an investment advisor
b
an underwriter
distributor
c
a transfer agent or shareholder accounting

record-keeper or
d
an administrator authorized by written

agreement to keep financial andor other
required records for
 an Investment
Company named as Insured while
MEFS1132 Ed 0311


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performing acts coming
 within the scope of
the usual duties of an officer or Employee of
 any Investment Company named as
Insured herein or while acting as
 a
member of any committee duly elected or
appointed to examine or
audit or have
custody of or access to the Property of any such Investment
 Company provided that
only Employees or partners of a transfer agent
 shareholder accounting
recordkeeper or administrator which is an

affiliated person as defined in the
Investment Company Act of 1940
 of an
Investment Company named as Insured or
is an affiliated person
 of the adviser
underwriter or administrator of such
Investment
Company and which is not a
bank shall be included within the definition

of Employee

Each employer of temporary personnel or

processors as set
 forth in SubSections 6

and 7 of Section 1 a and their partners


officers and employees shall collectively

be deemed to be one person
 for all the

purposes of this Bond excepting

however the last paragraph
 of Section 13

Brokers or other agents under contract or

representatives
 of the same general

character shall not be considered

Employees


b
Property means money ie currency coin bank notes Federal
 Reserve notes postage and
revenue stamps US Savings Stamps
bullion
precious metals of all kinds and in any form and articles
 made therefrom jewelry watches
necklaces bracelets gems precious
 and
semiprecious stones Bonds securities evidences of debts debentures scrip certificates interim receipts warrants rights puts calls straddles spreads transfers coupons drafts bills of exchange acceptances notes checks withdrawal orders money orders warehouse receipts bills of
lading conditional sales
contracts abstracts of
title insurance Policies deeds mortgages
 under
real estate andor chattels and upon interests therein and assignments of such Policies mortgages and instruments and other valuable papers including books of account and other records used by the Insured in the conduct of its business and all other instruments similar to or in
the nature of the foregoing including Electronic

Representations of such Instruments enumerated above but excluding all data processing records
in which the Insured has an interest or in which the
Insured acquired or should have acquired an interest by reason of a predecessors declared
financial condition at the time of the
Insureds
consolidation or merge with or purchase of the principal assets of such predecessor or which are held by the Insured for any purpose or in any capacity and whether so held by the Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the
Insured is liable therefor

c
Forgery means the
 signing of the name of
another with the intent to deceive it does not

include the signing of ones own name with or
without authority in any
 capacity or for any
purpose
d
Larceny and Embezzlement as it
 applies to any
named Insured means those acts as set forth in
Section
37 of the Investment Company Act of
1940
e
Items of Deposit means
 any one or more checks
and drafts
SECTION 2 EXCLUSIONS

THIS BOND DOES
 NOT COVER

a
loss effected directly or indirectly by means of forgery
 or alteration of on or in any instrument except when covered by
Insuring Agreement A
D E or F
b
loss due to riot or civil
 commotion outside the
United States of America and Canada or loss due

to military naval or usurped power war or insurrection unless such loss occurs in transit in the circumstances recited in Insuring Agreement

D and unless when such transit was initiated there was no knowledge of such riot civil
commotion military naval or usurped power war or insurrection on the part of any person acting for the Insured in initiating such transit c loss in time of peace or war directly or indirectly
caused by or resulting from the effects of nuclear fission
 or fusion or radioactivity provided
however that this paragraph
shall not apply to loss
resulting from industrial uses of nuclear
 energy
d
loss resulting from any wrongful act or acts of any

person who is a member of the Board of Directors of the Insured or a member of any equivalent body
by whatsoever name known unless such
 person is
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also an Employee or an elected official partial

owner or partner of the Insured in some other capacity nor in any event loss resulting from the
act or acts of any person while acting
 in the
capacity of a member of such Board or equivalent body


e
loss resulting from the complete or partial
nonpayment of or
 default upon any loan or
transaction in the nature of or amounting
 to a
loan made by or obtained from the Insured or any
of its
 partners, directors or Employees whether
authorized or unauthorized
and whether procured
in good faith or through trick artifice fraud
 or false
pretenses unless such loss is covered under
Insuring
Agreement A E or F
f
loss resulting from any violation
by the Insured or
by any Employee
1
of law regulating a the
issuance purchase or
sale of securities b securities
 transactions
upon Security Exchanges or over the counter

market c Investment Companies or d
Investment
 Advisors or
2
of any rule or regulation made pursuant
 to any
such law
unless such loss in the absence of such
 laws

rules or regulations would be covered under

Insuring
 Agreements A or E

g
loss of Property or loss of
 privileges through the
misplacement or loss of Property
as set forth in
Insuring Agreement C or D while the
 Property is
in the custody of any armored motor vehicle

company unless such loss shall be in excess of
the amount
 recovered or received by the Insured
under a the Insureds
contract with said armored
motor vehicle company b insurance
 carried by
said armored motor vehicle company for the
benefit
 of users of its service and c all other
insurance and
indemnity in force in whatsoever
form carried by or for the
benefit of users of said
armored motor vehicle companys service
 and
then this Bond shall cover only such excess
h
potential
 income including but not limited to
interest and dividends not
 realized by the Insured
because of a loss covered under this
Bond except
as included under Insuring Agreement I
i
all
 damages of any type for which the Insured is
legally liable
 except direct compensatory
damages arising from a loss covered
 under this
Bond
j
loss through the surrender of Property away
from
an office of the Insured as a result of a threat
1
to do
 bodily harm to any person except loss of
Property in transit
in the custody of any person
acting as messenger provided that
 when such
transit was initiated there was no knowledge by
the
 Insured of any such threat or
2
to do damage to the premises
 or Property of
the Insured except when covered under
Insuring
 Agreement A
k
all costs fees and other expenses incurred by the
Insured in establishing the existence of or amount of loss covered under this Bond unless such indemnity is provided for under Insuring
Agreement I l
loss resulting from
payments made or withdrawals
from the account of a customer
 of the Insured
shareholder or subscriber to shares involving
 funds
erroneously credited to such account unless such

payments are made to or withdrawn by such depositor or representative of such person who is within the premises of the drawee bank of the
Insured or within the office of the
Insured at the
time of such payment or withdrawal or unless such payment is covered under Insuring Agreement A m any loss resulting from Uncollectible Items of Deposit which are drawn from a financial institution outside the fifty states of the United States of
America District of Columbia and
territories and
possessions of the United States of America
 and
Canada
SECTION 3 ASSIGNMENT OF RIGHTS

This Bond does
not afford coverage in favor of any
Employers of temporary
personnel or of processors as set
forth in subsections
6 and 7 of Section 1a of this
Bond as aforesaid, and
 upon payment to the insured by
the Underwriter on account
of any loss through dishonest
or fraudulent acts including
 Larceny or Embezzlement
committed by any of the partners
 officers or employees of
such Employers whether acting alone
 or in collusion with
others an assignment of such of the
Insureds rights and
causes of action as it may have against
such Employers
by reason of such acts so committed shall to the extent of

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such payment be given by
 the Insured to the Underwriter
and the Insured shall execute
all papers necessary to
secure to the Underwriter the rights
 herein provided for

SECTION 4
LOSS NOTICE PROOF LEGAL

PROCEEDINGS

This Bond is for the use and benefit only of
 the Insured
named in the Declarations and the Underwriter
 shall not be
liable hereunder for loss sustained by anyone other than the Insured unless the Insured in its sole discretion and at
its option shall include such loss in the Insureds proof
 of
loss At the earliest practicable moment after discovery of

any loss hereunder the Insured shall give the Underwriter

written notice thereof and shall also within six months after such discovery furnish to the Underwriter affirmative proof of loss with full particulars If claim is made under this Bond for loss of securities or shares the Underwriter shall not be liable unless each of such securities or shares is identified in such proof of loss by a certificate or Bond number or where such securities or shares are
uncertificated by such
 identification means as agreed to
by the Underwriter The
 Underwriter shall have thirty days
after notice and proof of
 loss within which to investigate
the claim and this shall
 apply notwithstanding the loss is
made up wholly or in part
of securities of which duplicates
may be obtained Legal
 proceedings for recovery of any
loss hereunder shall not be
 brought prior to the expiration
of sixty days after such proof
 of loss is filed with the
Underwriter nor after the expiration
 of twentyfour months
from the discovery of such loss except
 that any action or
proceeding to recover hereunder on account
 of any
judgment against the Insured in any suit mentioned in

General Agreement C or to recover attorneys fees paid in any such suit shall be begun within twentyfour months from the date upon which the judgment in such suit shall
become final If any
 limitation embodied in this Bond is
prohibited by any law
controlling the construction hereof
such limitation shall be
 deemed to be amended so as to be
equal to the minimum period of
 limitation permitted by
such law

Discovery occurs when the Insured


a
becomes aware of facts or
b
receives written notice of an
 actual or potential
claim by a third party which alleges that the

Insured is liable under circumstance
which would cause a reasonable
 person to assume

that a loss covered by the Bond has been or will be


incurred even though the exact amount or details of

loss may not be
 then known

SECTION 5
VALUATION OF PROPERTY

The value of any
Property except books of accounts or
other records used by the
 Insured in the conduct of its
business for the loss of which a claim
shall be made
hereunder shall be determined by the average market

value of such Property on the business day next preceding the discovery of such loss provided however that the value of any
 Property replaced by the Insured prior to the payment of claim therefor shall be the actual market value at the time of replacement and further provided that in case of a loss or misplacement of interim certificates
warrants rights or other securities the production which is necessary to the exercise of subscription conversion redemption or deposit privileges the value thereof shall be the market value of such privileges immediately preceding the expiration thereof if said loss or misplacement is not discovered until after their expiration If no market price is quoted for such Property or for such privileges the value shall be fixed by agreement between the parties or by arbitration

In case of any loss or damage to
Property consisting of
books of accounts or other records used by the
 Insured in
the conduct of its business the Underwriter shall be liable

under this Bond only if such books or records are actually reproduced and then for not more than the cost of blank books blank pages or other materials plus the cost of labor
for the actual transcription or copying
 of data which shall
have been furnished by the Insured in order to
 reproduce
such books and other records

SECTION 6
VALUATION OF PREMISES
 AND
FURNISHINGS

In case of damage to any office of the Insured or loss
 of or
damage to the furnishings fixtures stationary supplies

equipment safes or vaults therein the Underwriter shall not be liable for more than the actual cash value thereof or for more than the actual cost of their replacement or
repair The Underwriter may at its election
 pay such
actual cash value or make such replacement or repair If the
Underwriter and the Insured cannot agree upon such cash value or such cost or replacement or repair such
shall be determined by arbitration


SECTION 7
LOST SECURITIES

If the Insured shall sustain a loss of securities
 the total
value of which is in excess of the limit stated in Item 3 of the Declarations of this Bond, the liability of the Underwriter shall be limited to payment for or duplication
of securities having value equal
 to the limit stated in Item
3 of the Declarations of this Bond

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If the Underwriter
shall make payment to the Insured for
any loss of securities the Insured
shall thereupon assign to
the Underwriter all of the Insureds rights title
 and interests
in and to said securities

With respect to securities the
value of which do not exceed
the Deductible Amount at the time of the discovery of the loss and for which the Underwriter may at its sole discretion and option and at the request of the Insured issue a Lost
Instrument Bond or Bonds to effect
replacement thereof the Insured
will pay the usual
premium charged therefor and will indemnify the

Underwriter against all loss or expense that the Underwriter may sustain because of the issuance of such
Lost Instrument Bond or
Bonds

With respect to securities the value of which exceeds the

Deductible Amount at the time of discovery of the loss and for which the Underwriter may issue or arrange for the issuance of a Lost Instrument Bond or Bonds to effect replacement thereof the Insured agrees that it will pay as
premium therefor a
proportion of the usual premium
charged therefor said proportion
 being equal to the
percentage that the Deductible Amount bears to
 the value
of the securities upon discovery of the loss and that it will indemnify the issuer of said Lost Instrument Bond or Bonds against all loss and expense that is not recoverable from the
Underwriter under the terms and conditions of this INVESTMENT
 COMPANY BOND subject to the Limit of
Liability hereunder


SECTION 8 SALVAGE

In case of recovery whether made by the Insured
 or by the
Underwriter on account of any loss in excess of the Limit of Liability hereunder plus the Deductible Amount applicable to such loss from any source other than
suretyship insurance
 reinsurance security or indemnity
taken by or for the benefit of
 the Underwriter the net
amount of such recovery less the actual
costs and
expenses of making same shall be applied to reimburse the
 Insured in full for the excess portion of such loss and the remainder if any shall be paid first in reimbursement of the Underwriter and thereafter in reimbursement of the
Insured for that part of such
loss within the Deductible
Amount The Insured shall execute all necessary
 papers to
secure to the Underwriter the rights provided for herein


SECTION 9 NONREDUCTION AND NON


ACCUMULATION OF LIABILITY AND

TOTAL
LIABILITY

At all times prior to termination hereof this Bond shall

continue in force for the limit stated in the applicable sections of
 Item 3 of the Declarations of this Bond
notwithstanding any previous
 loss for which the

Underwriter may have paid or be liable to pay hereunder
PROVIDED however that regardless of the number of years
 this Bond shall continue in force and the number of premiums which shall be payable or paid the liability of the Underwriter under this
 Bond with respect to all loss
resulting form

a
any one act of
burglary robbery or hold-up or
attempt thereat in which no Partner
 or Employee
is concerned or implicated shall be deemed to be one loss
 or
b
any one unintentional or negligent act on the part of any one person resulting in damage to or
destruction or misplacement of Property
 shall be
deemed to be one loss or
c
all wrongful acts other than
those specified in a
above of any one person shall be deemed to be one loss or d all wrongful acts other than those specified in a above of one or more persons which dishonest acts or acts of Larceny or Embezzlement include but are not limited to the failure of an Employee to report such acts of others whose dishonest act or acts intentionally or unintentionally knowingly or unknowingly directly or indirectly aid or aids in any way or permits the continuation of the dishonest act or acts of any other person or persons shall be deemed to be one loss with the act or acts of the persons aided or
e
any one casualty or event
other than those
specified in a b c or d preceding shall be

deemed to be one loss and shall be limited to the applicable Limit of
Liability stated in Item 3 of the
Declarations of this Bond irrespective
 of the total
amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period
Subsection
c is not applicable to any situation to which the language of subsection d applies

SECTION 10 LIMIT OF LIABILITY

With respect
 to any loss set forth in the PROVIDED clause of Section 9 of this
Bond which is recoverable or recovered
in whole or in part under any
 other Bonds or Policies
issued by the Underwriter to the Insured or
 to any
predecessor in interest of the Insured and terminated or

cancelled or allowed to expire and in which the period for discovery has not expired at the time any such loss thereunder is discovered the total liability of the

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Underwriter under this Bond and under other
 Bonds or
Policies shall not exceed in the aggregate the amount

carried hereunder on such loss or the amount available to the Insured under such other Bonds or Policies as limited by the terms and conditions thereof for any such loss if the latter amount be the larger

SECTION 11 OTHER INSURANCE

If the Insured shall hold as
indemnity against any loss
covered hereunder any valid and enforceable
 insurance or
suretyship the Underwriter shall be liable hereunder only

for such amount of such loss which is in excess of the amount of such other insurance or suretyship not
exceeding however the Limit of
 Liability of this Bond
applicable to such loss

SECTION 12 DEDUCTIBLE


The Underwriter shall not be liable under any of the Insuring Agreements of this Bond on account of loss as
specified respectively in subsections
 a b c d and

e of Section 9 NonReduction And Nonaccumulation

Of Liability And Total Liability unless the amount of such loss after deducting the net amount of all reimbursement andor recovery obtained or made by the
insured other than from any Bond or Policy of insurance

issued by an insurance company and covering such loss or by the
 Underwriter on account thereof prior to payment by the Underwriter of such loss shall exceed the
Deductible Amount set forth in Item
3 of the Declarations
hereof herein called Deductible Amount and then for such excess only but in no event for more than the applicable
 Limit of Liability stated in Item 3 of the Declarations
The Insured
 will bear in addition to the Deductible
Amount premiums on Lost
Instrument Bonds as set forth
in Section 7

There shall be no deductible
 applicable to any loss under
Insuring Agreement A sustained by any
Investment
Company named as Insured herein

SECTION 13 TERMINATION


The Underwriter may terminate this Bond as an entirety by furnishing written notice specifying the termination date which cannot be prior to 90 days after the receipt of such
written notice by each
Investment Company named as
Insured and the Securities and Exchange
 Commission
Washington DC The Insured may terminate this Bond
 as
an entirety by furnishing written notice to the Underwriter

When the Insured cancels the Insured shall furnish written notice to the Securities and Exchange Commission

Washington DC prior
 to 90 days before the effective date
of the termination The
Underwriter shall notify all other
Investment Companies named
as Insured of the receipt of
such termination notice and the
 termination cannot be
effective prior to 90 days after receipt
 of written notice by
all other Investment Companies Premiums
 are earned
until the termination date as set forth herein

This
 Bond will terminate as to any one Insured other than a registered management investment company
immediately upon taking over of
 such Insured by a
receiver or other liquidator or by State or Federal
 officials
or immediately upon the filing of a petition under any
 State
or Federal statute relative to bankruptcy or reorganization

of the Insured or assignment for the benefit of creditors of the
 Insured or immediately upon such Insured ceasing to exist whether through merger into another entity or by disposition of all of its assets

This Bond will terminate as to any registered management

investment company upon the expiration of 90 days after written notice has been given to the Securities and Exchange Commission
 Washington DC

The Underwriter shall refund the unearned premium

computed as short rates in accordance with the standard short rate cancellation tables if terminated by the Insured or pro rata if terminated for any other reason.

This Bond shall terminate


a
as to any Employee as soon as any partner officer or supervisory Employee of the Insured who is not in collusion with such Employee shall learn of any dishonest or fraudulent acts including Larceny or
Embezzlement on the part of such
Employee
without prejudice to the loss of any Property then in transit in the custody of such Employee and upon the expiration of ninety 90 days after written notice has been given to the Securities and
Exchange Commission Washington DC
See
Section 16d and to the Insured Investment
Company
 or
b
as to any Employee 90 days after receipt by each Insured and by the Securities and Exchange
Commission of a written notice
 from the
Underwriter of its desire to terminate this Bond as to such Employee or c as to any person who is a partner officer
 or
employee of any Electronic Data Processor covered under this
 Bond from and after the time
that the Insured or any partner or
 officer thereof
not in collusion with such person shall have

knowledge of information that such person has
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committed any dishonest or fraudulent acts
including
 Larceny or Embezzlement in the service
of the Insured or
otherwise whether such act be
committed before or after the
time this Bond is
effective

SECTION 14
RIGHTS AFTER TERMINATION
 OR
CANCELLATION

At any time prior to the termination or cancellation
 of this
Bond as an entirety whether by the Insured or the

Underwriter the Insured may give to the Underwriter notice that if desires under this Bond an additional period of 12 months within which to discover loss sustained by the
Insured prior to the
effective date of such termination or
cancellation and shall pay
an additional premium therefor


Upon receipt of such notice from
the Insured the
Underwriter shall give its written consent thereto

provided however that such additional period of time shall terminate immediately


a
on the effective date of any other insurance

obtained by the Insured, its successor in business or any other party replacing in whole or in part the
insurance afforded by
this Bond whether or not
such other insurance provides coverage for
 loss
sustained prior to its effective date or b upon takeover of
 the Insureds business by any
State or Federal official or agency
 or by any
receiver or liquidator acting or appointed for this

purpose without the necessity of the Underwriter giving notice of such termination In the event that such additional period of time is terminated as
provided above the Underwriter shall refund
 any
unearned premium
The right to purchase such additional period
 for the
discovery of loss may not be exercised by any State or

Federal official or agency or by any receiver or liquidator acting or appointed to take over the
Insureds business for the operation
or for the
liquidation thereof or for any other purpose

SECTION
 15 CENTRAL HANDLING OF SECURITIES

Securities included in the
systems for the central handling
of securities established and
maintained by Depository
Trust Company Midwest Depository Trust
 Company
Pacific Securities Depository Trust Company and

Philadelphia Depository Trust Company hereinafter called

Corporations to the extent of the Insureds interest therein

as effective by the making of appropriate entries on the

books
 and records of such Corporations shall be deemed to be Property


The words Employee and Employees shall be deemed to include
 the officers partners clerks and other
employees of the New
 York Stock Exchange Boston Stock
Exchange Midwest Stock
Exchange Pacific Stock
Exchange and Philadelphia Stock
 Exchange hereinafter
called Exchanges and of the above
named Corporations
and of any nominee in whose name is
registered any
security included within the systems for the
 central
handling of securities established and maintained by
 such
Corporations and any employee of any recognized service

company while such officers partners clerks and other

employees and employees of service companies perform services for such Corporations in the operation of such systems For
 the purpose of the above definition a
recognized service
company shall be any company
providing clerks or other personnel
 to said Exchanges or
Corporation on a contract basis

The
Underwriter shall not be liable on account of any losses in connection with the central handling of securities within the systems established and maintained by such Corporations unless such losses shall be in
excess of the amounts
 recoverable or recovered under
any Bond or Policy if insurance
 indemnifying such
Corporations against such losses and then
 the
Underwriter shall be liable hereunder only for the Insureds

share of such excess losses but in no event for more than the
 Limit of Liability applicable hereunder

For the purpose of
determining the Insureds share of
excess losses it shall be
 deemed that the Insured has an
interest in any certificate
representing any security
included within such systems equivalent
 to the interest the
Insured then has in all certificates
 representing the same
security included within such systems
 and that such
Corporation shall use their best judgment in apportioning the amounts recoverable or recovered under any
 Bond or
Policy of insurance indemnifying such Corporations

against such losses in connection with the central handling
 of securities within such systems among all those having an interest as recorded by appropriate entries in the books and records of such Corporations in Property involved in such losses on the basis that each such
interest shall share
in the amounts so recoverable or
recovered in the ratio that
 the value of each such interest
bears to the total value of
all such interests and that the
Insureds share of such excess
 losses shall be the
amount of the Insureds interest in such
 Property in excess
of the amounts so apportioned to the
Insured by such
Corporations

This Bond does not afford coverage
 in favor of such
Corporations or Exchanges or any nominee in whose

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name is registered any security included within
 the
systems for the central handling of securities established

and maintained by such Corporations and upon payment to the
Insured by the Underwriter on account of any losses within the systems an assignment of such of the
Insureds rights and causes
 of action as it may have
against such Corporations or Exchanges
 shall to the extent
of such payment be given by the Insured to
 the
Underwriter and the Insured shall execute all papers

necessary to secure to the Underwriter the rights provided for herein

SECTION 16
ADDITIONAL COMPANIES INCLUDED
AS INSURED

If
 more than one corporation copartnership or person or any combination of them be included as the Insured herein

a
the
 total liability of the Underwriter hereunder for loss or losses sustained by any one or more or all
of them shall not exceed the
 limit for which the
Underwriter would be liable hereunder if all
 such
loss were sustained by any one of them
b
the one first
 named herein shall be deemed
authorized to make adjust and
receive and
enforce payment of all claims hereunder and shall

be deemed to be the agent of the others for such purposes and for the giving or receiving of any notice required or permitted to be given by the
terms hereof provided that the Underwriter shall furnish each named Investment Company with a copy of the
Bond and with any amendment
thereto together with a copy of
each formal filing
of the settlement of each such claim prior to the execution of such settlement c the Underwriter shall not be responsible for the
proper application of any payment
 made
hereunder to said first named Insured
d
knowledge
possessed or discovery made by any
partner officer or
supervisory Employee of any
Insured shall for the purpose
of Section 4 and
Section 13 of this Bond constitute knowledge or
discovery by all the Insured and
e
if the first named
Insured ceases for any reason to
be covered under this Bond
 then the Insured next
named shall thereafter be considered as
 the first
named Insured for the purposes of this Bond

SECTION 17 NOTICE AND CHANGE OF CONTROL

Upon the Insureds
obtaining knowledge of a transfer of its outstanding voting securities which results in a change in control as set forth in Section 2a 9 of the Investment
Company Act of 1940 of
 the Insured, the Insured shall
within thirty 30 days of such
 knowledge give written
notice to the Underwriter setting forth


a
the names of the transferors and transferees or the names of the beneficial owners if the voting securities are requested in another name and
b
the total number of voting securities
 owned by the
transferors and the transferees or the beneficial

owners both immediately before and after the transfer and

c
the total number of outstanding voting securities.
As used
 in this section control means the power to exercise a controlling influence over the management or
Policies of the Insured

Failure
to give the required notice shall result in termination of coverage of this Bond effective upon the date of stock transfer for any loss in which any transferee
is concerned or implicated.

Such notice is
not required to be given in the case of an Insured which is an
Investment Company

SECTION 18 CHANGE OR MODIFICATION

This Bond
 or any instrument amending or effecting same may not be changed or modified orally No changes in or modification thereof shall be effective unless made by
written Endorsement issued to form a part
 hereof over the
signature of the Underwriters Authorized
 Representative
When a Bond covers only one Investment Company no

change or modification which would adversely affect the rights of the Investment Company shall be effective prior to 60 days after written notification has been furnished to the Securities and Exchange
 Commission Washington

DC by the Insured or by the Underwriter
 If more than one
Investment Company is named as the Insured herein
 the
Underwriter shall give written notice to each Investment
Company
 and to the Securities and Exchange
Commission Washington DC not
 less than 60 days prior
to the effective date of any change or
 modification which
would adversely affect the rights of such Investment

Company
IN WITNESS WHEREOF the Underwriter has caused this Bond to
 be executed on the Declarations Page

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FI 88 01 Ed 10 11

FORMS AND RIDERS
 SCHEDULE

It is hereby understood and agreed the following forms and riders are attached to and are a part of this bond

Form No
 Edition
Date Added
or
Date Deleted Form Description
Rider No

if applicable
MEFS1131 0311 Investment Company Bond Dec Page

MEFS1132 0311 Investment Company Bond
MEFS1032 0312 Insuring
Agreement L Computer Systems 1
MEFS1136 0312 Newly Established
 Funds 2
FI7053 0413 Confidential Information And Data Breach
 Clarifying Rider 3
FI7339 0614 Virtual Or OnLine Peer To Peer
Mediums Of Exchange
Exclusion
4
IL7324 0812 Economic And Trade
Sanctions Clause
IL7268 0909 In Witness Clause
 If not at
inception

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RIDER NO 1

INSURING AGREEMENT L COMPUTER SYSTEMS

To be attached
 to and form part of Investment Company Bond
Bond No FS 2346264
06 00
In favor of Small Cap Value Fund Inc

It is agreed that


1
The attached Bond is hereby amended by adding to it an additional
 INSURING AGREEMENT as follows
INSURING AGREEMENT L COMPUTER
SYSTEMS
Loss resulting directly from a fraudulent

1
entry of data
 into or
2
change of data elements or programs within a Computer
 System provided that fraudulent entry or change causes a
Property
 to be transferred paid or delivered
b
an account of the Insured
 or of its customer to be added deleted debited or credited or

c
an unauthorized account or a fictitious account to be debited or credited
3 voice instructions or advices having been transmitted
 to the Insured or its agents by telephone and provided further the fraudulent entry or change is made or caused by an individual acting with the manifest intent to

i
cause the Insured or its
agents to sustain a loss and
ii
obtain financial benefit for
that individual or for other persons intended by that individual to receive a
financial benefit
iii and further provided such
voice instructions or advices
a
were made by a person who
purported to represent an individual authorized to make such voice
instructions or advices and
b
were electronically
 recorded by the Insured or its agents
4
It shall be a
condition to recovery under the Computer Systems Rider that the
 Insured or its agents shall to
the best of their ability
electronically record all voice instructions or advices received over the telephone
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The Insured or its agents warrant that
 they shall make their best efforts to maintain the electronic recording system on a continuous basis Nothing however in this Rider shall bar the Insured from recovery where no recording is available because of mechanical failure of the device used in making such recording or because of failure of the media used to
 record a conversation from any cause or error or omission of any

Employees or agents of the Insures

SCHEDULE OF SYSTEMS

Any
System Utilized by the Insured

2
As used in this Rider Computer
 System means
a
computers with related peripheral components
 including storage components wherever located b systems and applications software c terminal devices d related communication networks or customer communication systems and

e related Electronic Funds Transfer Systems,
by which data are
electronically collected transmitted processed stored and
retrieved
3
In addition to the Exclusions in the attached Bond
 the following Exclusions are applicable to this Insuring
Agreement

a
loss resulting directly or indirectly from the theft of
confidential information material or data and
b
loss resulting
 directly or indirectly from entries or changes made by an
 individual authorized to have access to a
Computer System who
 acts in good faith on instructions unless such instructions are given to that individual by a
software contractor or by a partner
 officer or employee thereof authorized by the Insured to design develop
prepare supply service write or implement programs for
 the Insureds Computer System
4
The following portions of the
attached Bond are not applicable to this Rider a the initial paragraph of the Bond preceding the Insuring Agreements which reads at any time but discovered
during the Bond period

b CONDITIONS AND LIMITATIONS SECTION 9 NON-REDUCTION AND
 NON ACCUMULATION OF
LIABILITY AND TOTAL LIABILITY
c CONDITIONS
 AND LIMITATIONS SECTION 1. LIMIT OF LIABILITY
5
The coverage
 afforded by this Rider applies only to loss discovered by the
Insured during the period this Rider is
in force
6
All loss or
 series of losses involving the fraudulent activity of one individual or involving fraudulent activity in which one individual is implicated
 whether or not that individual is specifically identified shall be treated as one loss A series of losses involving unidentified individuals but arising from the same method of operation may be deemed by the Underwriter to involve the same individual and in that event shall be treated as one loss
7
The Limit of Liability
for the coverage provided by this Rider shall be 250000
MEFS1032
 Ed 03 12

SR F9808 Ed 08 95
Page 2 of 3

 B0  11 18 2014
  FS 2346264 06 00 Great American Insurance Company
402775


8
The
 Underwriter shall be liable hereunder for the amount by which one loss shall be in excess of 5000 herein called the Deductible
Amount but not in excess of the Limit of Liability stated above

9
If any loss is covered under this Insuring Agreement and any other Insuring Agreement or Coverage the maximum amount payable for such loss shall not exceed the largest amount available under any one Insuring Agreement or
Coverage
10 Coverage under this
Rider shall terminate upon termination or cancellation of the Bond to which this Rider is
attached Coverage under this Rider may
also be terminated or cancelled without canceling the Bond as an entirety
a
90 days after receipt by the Insured of written notice from the Underwriter of its desire to terminate or cancel coverage under this Rider or
b
immediately upon receipt by
the Underwriter of a written request from the Insured to terminate or cancel
coverage under this Rider
The Underwriter shall refund
to the Insured the unearned premium for this coverage under this Rider The refund shall be computed at short rates if this Rider is terminated or cancelled or reduces by notice from or at the insistence
of the Insured

11 CONDITIONS AND LIMITATIONS
SECTION 4 LOSS NOTICE PROOF LEGAL PROCEEDINGS is amended by

adding the following sentence
Proof of loss resulting from
Voice Instructions or advices covered under this Bond shall include Electronic Recording of such Voice Instructions of advices

12 Notwithstanding the foregoing however coverage afforded by this Rider is not designed to provide protection against loss covered under a separate Electronic and Computer
 Crime Policy by whatever title assigned or by
whatever
Underwriter written Any loss which is covered under such
separate Policy is excluded from coverage
under this Bond
 and the Insured agrees to make claim for such loss under
its separate Policy
13 Nothing herein contained shall be
held to vary alter waive or extend any of the terms
conditions provisions
agreements or limitations of the
 above mentioned Bond other than as stated herein
14
This Rider shall become effective as of 1201 am on 12 26 2014 standard time
MEFS1032 Ed 03 12

SR F9808
 Ed 08 95
Page 3 of 3

SR F9808 Ed 08 95


RIDER
NO 2

AUTOMATIC INCREASE FOR NEWLY ESTABLISHED FUNDS

To
be attached to and form part of Investment Company Bond


Bond No FS 2346264 06 00

In favor of Small Cap Value
Fund Inc

It is agreed that

1
If the Insured shall
 while this Bond is in force establish any new funds
other than by consolidation or merger with
purchase or
 acquisition of assets or liabilities of another institution such funds shall automatically be covered hereunder from the
 date of such establishment without the payment of additional premium for the remainder of the
Bond Period
2
Notice of
any newly established funds during the Bond Period are to be made to the Underwriter at the earliest
practicable moment
 and prior to the expiration date of the attached Bond.

3
If the Insured shall while this Bond is in force require an increase in the Limit of Liability of INSURING

AGREEMENT A FIDELITY in order to comply with the Securities
 and Exchange Commission Rule 17g1 of the
Investment Company
 Act of 1940 17 Code of Federal Regulations 270 17g1 due to an increase in asset size of the currently named funds or via the addition of newly established funds by the Insured under the Bond such increase in the Limit of Liability for INSURING AGREEMENT A FIDELITY as required shall automatically be increased up to the minimum required and mandated by SEC Rule 17g1 but shall not exceed an each and every loss Limit of Liability of 2500000 hereunder from the date of such increase without the payment of additional premium for the remainder of the Bond Period
4
Nothing herein
 contained shall be held to vary alter waive or extend any of the terms conditions provisions agreements or limitations
of the above mentioned Bond other than as stated herein

5
This Rider shall become effective as of 12 01 am on 12 26 2014 standard time
MEFS1136 Ed 03 12

SR F9808
Ed 08 95
Page 1 of 1


FI 70 53 Ed 04 13

THIS RIDER
CHANGES THE BOND PLEASE READ IT CAREFULLY
RIDER NO 3



CONFIDENTIAL INFORMATION AND DATA BREACH CLARIFYING RIDER


To be attached to and form part of Financial Institution
 Bond No Standard Great American Investment Company Bond

Bond No FS 2346264 06 00
In favor of Small Cap Value Fund
 Inc
It is agreed that


1 CONDITIONS AND LIMITATIONS
Section 2 Exclusions is amended to include
Confidential
Information
Loss resulting from
a Theft disappearance
 destruction or disclosure of the confidential or personal information of the Insured or another person or entity for which the Insured is legally liable including but not limited to patents trade secrets personal information processing methods customer lists financial information credit card
information intellectual property health information or any other type of nonpublic information

For purposes of
 coverage that may be attached to the Bond by Rider which pertains to Computer Systems confidential information cannot be Property
 transferred A loss otherwise covered under the Computer
Systems
 Rider if attached shall not be excluded by the fact that confidential information was used to gain access to your computer system or to
 the computer system of your financial institution in order to cause the fraudulent transfer

b
The use of another persons or entitys
 confidential or personal information including but not limited to financial information credit card information health information or any other type of nonpublic information

Data Breach Costs


Loss resulting from fees costs fines penalties and other expenses which are related to the access or
disclosure of another persons
 or entitys confidential information, and the obligations of the Insured to comply with federal and state privacy laws and Payment
 Card Industry Data Security Standards if applicable arising from a data security breach including but not limited to expenses related to notifying affected individuals when the affected individuals financial information credit card information health information or other type of nonpublic information was stolen accessed downloaded or misappropriated while in the care custody or control of the Insured

2
Nothing herein
contained shall be held to vary alter waive or extend any of the terms conditions and limitations or
provisions of the
attached Bond other than as above stated
3
This Rider shall
 become effective as of 1201 am on 12 26 2014 standard time

FI 70 53 Ed 04 13
Page 1 of 1



FI 73 39 Ed 06 14


RIDER
 NO 4

VIRTUAL OR ONLINE PEER TO PEER MEDIUMS OF EXCHANGE
EXCLUSION

To be attached to and form part of FINANCIAL INSTITUTION
 BOND STANDARD FORM NO Standard Great
American Investment Company
 Bond
Bond No FS 2346264 06 00
In favor of Small Cap Value Fund
 Inc


This Rider amends the section entitled Exclusions
This bond
 does not cover


1
Loss of virtual or online peer to peer mediums
 of exchange
2
Nothing herein contained shall be held to vary alter waive or extend any of the terms conditions provisions agreements or limitations of the above mentioned bond other than as stated herein
3
This Rider shall become effective as of
12 01 am on 12 26 2014 standard time
FI 73 39 Ed 06 14

Page  of 1


 B0  11 18 2014  FS 2346264 06 00 Great
American Insurance Company
402775


IL 72 68 Ed 09 09


IN
 WITNESS CLAUSE


In Witness Whereof we have caused this Policy to be executed and attested and if required by state law this Policy shall not be valid unless countersigned by our authorized representative


PRESIDENT SECRETARY


Copyright Great
 American Insurance Co 2009
IL 72 68 Ed 09 09 Page 1 of 1